Exhibit 99.1

IN THE COMMONWEALTH COURT OF PENNSYLVANIA

CIVIL ACTION
JOEL S. ARIO, Insurance Commissioner of
the Commonwealth of Pennsylvania, in his
official capacity. as Rehabilitator of	NO.
PENN TREATY NETWORK AMERICA
INSURANCE COMPANY
1326 Strawberry Square
Harrisburg, Pennsylvania 17120,
Plaintiff,
V.

PENN TREATY AMERICAN CORPORATION,
2500 Legacy Drive, Suite 130
Frisco, TX 75034
Defendant.

NOTICE

You have been sued in court: If you wish to defend against the claims set forth in the following pages, you must take action within twenty (20) days after this Complaint and notice are served, by entering a written appearance personally or by attorney and fling in writing with the Court your defenses or objections to the claims set forth against you. You are warned that if you fail to do so the case. may proceed without you and a judgment may be entered against you by the Court without further notice for any money claimed in the Complaint or for any other claims or relief requested by the plaintiff. You may lose money or property or other rights important to you.

YOU SHOULD TAKE THIS PAPER TO YOUR LAWYER AT ONCE. IF YOU DO NOT HAVE A LAWYER, GO TO OR TELEPHONE THE OFFICE SET FORTH BELOW. THIS OFFICE CAN PROVIDE YOU WITH INFORMATION ABOUT HIRING A LAWYER.

IF YOU CANNOT AFFORD TO HIRE A LAWYER, THIS OFFICE MAY BE ABLE TO PROVIDE YOU WITH INFORMATION ABOUT AGENCIES THAT MAY OFFER LEGAL SERVICES TO ELIGIBLE PERSONS AT A REDUCED FEE OR NO FEE.

The Commonwealth Court, by Pa. R.A.P. 3709, has designated the following organizations from which legal help can be obtained:

CENTRAL PENNSYLVANIA LEGAL SERVICES
213 North Front Street
Harrisburg, PA 17101
(717) 232-0581

PUBLIC SERVICES AND LAWYERS REFERRAL COMMITTEE
Dauphin County Bar Association
213 North Front Street
Harrisburg; PA 17101

(717) 232-7536

AVISO

Le han dernandado a usted en la corte. Si usted quiere defenderse de, estas emandas expuestas en las paginas siguientes, usted tiene veinte (20) dias de plazo al partir de la fecha de la demands y la notifcacion.  Hace falta asentar una comparencia escrita o en persona o con un abogado y entregar a la torte en forma escrita sus defensas o sus objeciones a las demandas en contra de su persona. Sea avisado que s i usted no se defende, la corte tomara medidas y puede continuar la demanda en contra suya sin previo aviso o notifcacion. Ademas, la corte puede decidir a favor del demandante y requiere que usted cumpla con todas las provisiones de esta demanda. Usted puede perder dinero o sus propiedades u otros derechos importantespara usted.

LLEVE ESTA DEMANDA A UN ABOGADO INMEDIATAMENTE. SI NO TIENE ABOGADO O SI NO TIENE EL DINERO SUFICIENTE DE PAGAR TAL SERVICIO. VAYA EN PERSONA 0 LLAME POR TELEFONO A LA OFICINA CUYA DIRECCION SE ENCUENTRA ESCRITA ABAJO PARA AVERIGUAR DONDE SE PUEDE CONSEGUIR ASISTENCIA LEGAL:

CENTRAL PENNSYLVANIA LEGAL SERVICES
213 North Front Street
Harrisburg, PA 17101
(717) 232-0581

PUBLIC SERVICES AND LAWYERS REFERRAL COMMITTEE
Dauphin County Bar Association
213 North Front Street
Harrisburg, PA 17101
(717) 232-7536

IN THE COMMONWEALTH COURT OF PENNSYLVANIA

JOEL S. ARIO, Insurance Commissioner of	CIVIL ACTION
the Commonwealth of Pennsylvania, in his
official capacity as Rehabilitator of	NO.
PENN TREATY NETWORK AMERICA
INSURANCE COMPANY
1326 Strawberry Square
Harrisburg, Pennsylvania 17120,
Plaintiff,
V.

PENN TREATY AMERICAN CORPORATION 2500 Legacy Drive, Suite 130
Frisco, Texas 75034
Defendant.

COMPLAINT

Plaintiff, Joel S. Ario, Insurance Commissioner of the Commonwealth of Pennsylvania (the "Rehabilitator" ), in his official capacity as Rehabilitator of Penn Treaty Network America Insurance Company ("PTNA"), see Ario v. Penn Treaty Network America Insurance Company, Case No. 5 M.D. 2009 (Pa. Cmwlth. Ct.), and pursuant to his authority under the Pennsylvania Insurance Department Act of 1921 (the "Act"), files this Complaint to recover over $2 million in money owed and belonging to PTNA that defendant Penn Treaty American Corporation ("PTAC") is withholding and has failed to pay over to PTNA and the Rehabilitator.

JURISDICTION

1.  The Commonwealth Court has original jurisdiction over this case pursuant to 42 Pa. C.S.A. §§ 761(a)(2) and (a)(3) and 40 P.S. § 221.4(d).

PARTIES

2.    Plaintiff, Joel S. Ario, is the Insurance Commissioner of the Commonwealth of Pennsylvania, in his official capacity as the Rehabilitator of PTNA, pursuant to an Order of the Commonwealth Court of Pennsylvania dated January 6, 2009. The Rehabilitator has, his principal office at. 1326 Strawberry Square, Harrisburg, Pennsylvania 17120.

3.    PTNA is a Pennsylvania domiciled insurance, company with its principal place of business at 3440 Lehigh Street, Allentown, Pennsylvania 18103-7001.

4.    On January 5, 2009, the Insurance Commissioner of the Commonwealth of Pennsylvania (the "Commissioner") fled a petition to place PTNA in rehabilitation under 40 P.S. § 221.15. By Order dated January 6, 2009, the Commonwealth Court of Pennsylvania granted the petition and appointed the Commissioner as Rehabilitator of PTNA.

5.    Under 40 P.S. § 221.16(c), the Rehabilitator is authorized and empowered to bring suit on behalf of PTNA to recover moneys owed to. PTNA.

6.    Defendant, PTAC, is, a Pennsylvania corporation with its principal place of business at 2500 Legacy Drive, Suite 130, Frisco, Texas 75034.

FACTUAL BACKGROUND

7.    PTAC is the corporate parent and sole shareholder of PTNA. PTAC has been the direct and sole owner of PTNA since 1997. Prior to that time, from 1989 to 1997, PTNA was an indirect wholly owned subsidiary of PTAC.

The Tax Refund

8.        For tax years 2003 through 2008, PTAC and its subsidiaries, including PTNA and its subsidiaries; fled consolidated federal income tax returns.

9.        For each of those tax years, PTNA, not PTAC, paid the amount of federal income tax owed under the consolidated return which was attributable to PTNA's and its subsidiaries' income.

10.      On several occasions during that time period, PTAC fled for and. received federal income tax refunds based on a carryback of subsequent tax year losses, and those refunds included refunds of taxes paid by PTNA for prior tax years based on PTNA losses.

11.      In each case, PTAC paid over to PTNA the refunds of taxes paid by PTNA based on PTNA losses.

12.      PTNA paid the internal Revenue Service the entire federal income taxes for the consolidated group for tax years 2005, 2006 and 2007.

13.      The federal income taxes paid by PTNA for the consolidated group's federal income tax.liability for 2005-2007, net of refunds which PTAC has received for those years and paid over to PTNA, total $1,505,813.

14.      In 2008, PTNA had a federal income tax net operating loss of $15,983,323 and the federal income tax net operating loss of PTNA and its subsidiaries combined totaled $13,736,065.

15.      In 2009, a change in the federal corporate income tax laws was enacted permitting a carryback of 2008 or 2009 net operating losses for up to five years.

16.     In December 2009, PTAC filed a Form 1139, seeking a refund of $1,677,661 of its and PTNA's consolidated 2003-2007 federal income taxes based on a carryback of PTNA's 2008 net operating loss. Exhibit A is a true and correct copy of the Form 1139 produced by PTAC to the Rehabilitator without attachments and exhibits.

17.    The Form 1139 filed by PTAC shows that $1,505,813 of the refund is for tax years 2005-2007.

18.    That entire $1,505,813 refund for tax years 2005-2007 is a refund of taxes paid by PTNA, not taxes paid by PTAC or PTAC's other subsidiaries.

19.    PTAC used PTNA financial information to prepare the Form 1139 seeking that tax refund of $1,677,661.

20.    PTAC has received from the Internal Revenue Service the full tax refund of $1,677,661 which it sought in the Form 1139 which it fled in December 2009.

21.    The Rehabilitator has repeatedly requested that PTAC pay PTNA the portion of the tax refund attributable to PTNA.

22.    Despite these demands, defendant PTAC has refused to pay PTNA any portion of the tax refund.

The PTO Liability

23.    In early 2004, PTAC's and PTNA's executive officers determined that PTNA's 2003 surplus would be below the level required for PTNA to continue to write business in the state of Florida.

24.    In order to enable its wholly owned subsidiary PTNA to continue to issue policies in Florida, PTAC agreed to assume liability as of December 31, 2003 for $484,255 of PTNA's accrued paid time off ("PTO") liability for PTNA employees, which as of that date totaled $510,398, and to reimburse PTNA for all amounts of that $484,255 in PTO which PTNA paid out to  its employees.

25.    Later in 2004, PTAC's and PTNA's executive offcers determined that PTNA'ssurplus would again be below the level required for PTNA to write business in Florida and in order to enable its wholly owned subsidiary PTNA to continue to issue policies in Florida, PTAC agreed, to assume. and reimburse PTNA for all of PTNA's additional first quarter 2004 PTO liability, $103,645, bringing PTAC's total assumed PTNA PTO liability as of that time to $587,900.

26.    In 2005, PTAC's and PTNA's executive officers determined that PTNA's surplus would again be below the level required for PTNA to write business in Florida and in order to enable its wholly owned subsidiary PTNA to continue to issue policies in Florida, PTAC agreed. to assume and reimburse PTNA for all of PTNA's additional first quarter 2005 PTO liability, $111,994, bringing PTAC's total assumed PTNA PTO liability to $699,894.

27.    These agreements by PTAC to assume and reimburse PTNA for a total of $699,894 in PTO liability are reflected in PTAC's GAAP Accounts Payable Ledger and Cash Accounts Payable Ledger. Exhibit B is a true and correct copy of PTAC's GAAP Accounts Payable Ledger and Cash Accounts Payable Ledger for the 2003-2005 time period.

28.    In January 2008, PTNA paid out to its employees a total of $596,018 in accrued PTO.

29.    On January 21, 2008, PTNA requested that PTAC make payment to it of $153,364 of the accrued PTO which PTAC had assumed and which PTNA was paying out to its employees.

30.    On January 24, 2008, PTAC paid PTNA $153,364 under its agreements to assume PTNA PTO liability and reimburse PTNA for PTO liability, reducing its remaining. liability to PTNA to $546,530.

31.    Changes to PTNA's workforce during the second quarter of 2009 reduced the remaining PTNA PTO liability assumed by PTAC to $521,396.

32.    PTNA has now paid out all of that remaining $521,396 in PTO liability assumed by PTAC.

33.    The Rehabilitator has repeatedly requested that PTAC pay PTNA the remaining $521,396 in PTO liability assumed by PTAC.

34.    Despite these demands, defendant PTAC has refused to pay PTNA the remaining $521,396 in PTO liability or any portion thereof.

COUNT I
TAX REFUND -- BREACH OF CONTRACT

35.    The Rehabilitator incorporates herein by reference the averments of paragraphs I through 34 as if fully set forth herein.

36.    In 2001, PTAC and its subsidiaries entered into an agreement titled "Penn Treaty American Corporation Affiliated Tax Sharing Agreement" (the "Tax Sharing Agreement"). Exhibit C attached hereto is a true and correct copy of the Tax Sharing Agreement.

37.    The Tax Sharing Agreement provides that PTAC's subsidiaries such as PTNA shall pay the portion of the group's consolidated taxes attributable to the tax liability which that subsidiary would have had if taxed as a separate corporation.  Tax Sharing Agreement ¶ 3 ("The Subsidiaries shall make payments ... in an amount equal to the 'tax provision required as if the Subsidiaries were not a member of the controlled group").

38.    The Tax Sharing Agreement also provides that PTAC's subsidiaries such as PTNA are entitled to a refund from PTAC of any overpayment of the subsidiary's tax obligations. Tax Sharing Agreement ¶6 ("Any tax payment made by the Subsidiaries ...which is later determined to be unnecessary to or remains unpaid, shall be promptly refunded to Subsidiaries as soon as practicable").

39.    The Tax Sharing Agreement does not state that PTAC has a right to retain any portions of tax refunds which are refunds of taxes paid by PTNA based on PTNA's own losses.

40.    Indeed, any agreement which would permit PTAC to keep for itself and deprive PTNA of such refunds of PTNA's own taxes would be a violation of PTAC's duty under 40 P.S.  § 991.1405(a)(1) to deal with PTNA on terms that are fair and reasonable.

                41.    In accordance with the Tax Sharing Agreement, PTNA paid the .group's entire consolidated federal income taxes for tax years. 2005, 2006 and 2007, which, net of the refunds for those years previously paid over to PTNA by PTAC, total $1,505,813.

42.    PTAC has sought and received a tax refund of which $1,505,813 is a refund of those consolidated 2005-2007 federal income taxes paid by PTNA based on PTNA's 2008 not operating loss.

43.    Because $1,505,813 of the tax refund sought. in December 2009 and obtained by PTAC is a refund of an overpayment of taxes by PTNA, under the Tax Sharing Agreement, PTNA is entitled to and PTAC owes PTNA that $1,505,813, plus all interest paid by the Internal Revenue Service on that portion of the tax refund.

44.    Defendant PTAC's failure to pay PTNA this $1,505,813 of the tax refund and the interest received thereon is a breach of its contractual obligations to PTNA under the Tax Sharing Agreement.

45.    Because the amount which PTAC owes PTNA under the Tax Sharing Agreement is a liquidated sum, the Rehabilitator is entitled to prejudgment interest at 6% per annum.

WHEREFORE, the Rehabilitator demands judgment against defendant PTAC in an amount over $1.5 million, plus prejudgment interest at 6% per annum, together with costs of suit.

COUNT II
TAX REFUND -- UNJUST ENRICHMENT

46.    The Rehabilitator incorporates herein by reference the averments of paragraphs l through 45 as if fully set forth herein.

47.    Of the $1,677,661 tax refund received by PTAC, $1,505,813 is a benefit conferred on PTAC by PTNA as it is a refund of taxes, paid by PTNA, it was obtained by use of PTNA's 2008 net operating loss and it was obtained by use of PTNA financial information.

48.    At the time defendant PTAC sought and received the tax refund, it knew or should have known that $1,505,813 of the tax refund was a refund of taxes paid by PTNA and that it was obtaining the tax refund by use of PTNA's 2008 net operating losses and PTNA financial information.

49.    It is inequitable for defendant PTAC to retain $1,505,813 which is a refund of taxes paid by PTNA, not PTAC or its other affiliates, based on PTNA's losses.

50.    The Rehabilitator is entitled to $1,505,813 of the tax refund and all interest paid by the Internal Revenue Service thereon on grounds of unjust enrichment.

51.    Because the amount which PTNA is entitled to recover from PTAC as unjust enrichment is a liquidated sum, the Rehabilitator is entitled to prejudgment interest at 6% per annum.

WHEREFORE, the Rehabilitator demands judgment against defendant PTAC in an amount over $1.5 million, plus prejudgment interest at 6% per annum, together with costs of suit.

COUNT III
TAX REFUND -- CONVERSION

52.    The Rehabilitator incorporates herein by reference the averments of paragraphs 1 through 51 as if fully set forth herein.

53.    The $1,505,813 of the tax refund that is a refund of taxes paid by PTNA and the interest paid by the Internal Revenue Service thereon are property of PTNA, not PTAC.

54.    PTAC's failure to pay over to PTNA the $1,505,813 of the tax refund that is a refund of taxes paid by PTNA and the interest paid by the Internal Revenue Service thereon has deprived PTNA of its property rights to those funds.

55.    PTAC has retained those funds without PTNA's consent. Indeed, PTAC has disregarded repeated requests from the Rehabilitator that PTAC pay PTNA the portion of the tax refund attributable to PTNA.

56.    PTAC's failure to pay over to PTNA the $1,505,813 of the tax refund and the interest thereon paid by the Internal Revenue Service is without any legal justification as those funds are a refund of taxes paid by PTNA based on PTNA's own losses.

WHEREFORE, the Rehabilitator demands judgment against defendant PTAC in an amount over $1.5 million, plus prejudgment interest at 6% per annum, together with costs of suit.

COUNT IV
TAX REFUND - BREACH OF FIDUCIARY DUTY

57.    The Rehabilitator incorporates herein by reference the averments of paragraphs 1 through 56 as if fully set forth herein.

58.    PTAC, in filing for a refund of taxes paid by. PTNA based on PTNA's 2008 losses, acted as PTNA's agent and obtained that refund as PTNA's agent.

59.    The $1,505,813 of the tax refund that is a refund of taxes paid by PTNA and the interest paid by the Internal Revenue Service thereon are property of PTNA held by PTAC in trust for PTNA.

60.    PTAC's failure to pay over to PTNA the $1,505,813 of the tax refund that is a refund of taxes paid by PTNA and the interest paid by the Internal Revenue Service thereon is a breach of PTAC's fiduciary duty to PTNA as trustee.

WHEREFORE, the Rehabilitator demands judgment against defendant PTAC in an amount over $1.5 million, plus prejudgment interest at 6% per annum, together with costs of suit.

COUNT V
PTO LIABILITY - BREACH OF CONTRACT

61.    The Rehabilitator incorporates herein by reference the averments of paragraphs I through 60 as if fully set forth herein.

62.    PTAC's failure to pay PTNA the remaining $521,396 in PTO liability is a breach of PTAC's agreements to assume PTO liability and reimburse PTNA for PTO liability.

63.    Until PTNA was placed in rehabilitation on January 6, 2009, PTNA was controlled by PTAC, its sole shareholder.

64.    Because the amount of PTO liability which PTAC owes PTNA is a liquidated sum, the Rehabilitator is entitled to prejudgment interest at 6% per annum.

WHEREFORE, the Rehabilitator demands judgment against defendant PTAC in an amount of $521,396, plus prejudgment interest at 6% per annum,: together with costs of suit.

COUNT VI
PTO LIABILITY - ESTOPPEL

65.    The Rehabilitator incorporates herein by reference the averments of paragraphs 1 through 64 as if fully set forth herein.

66.    In reliance on PTAC's agreements to assume PTO liability, PTNA removed those liabilities from its financial statements, which increased its surplus to levels sufficient to permit it to continue to issue insurance policies in the state of Florida.

67.    As a result of PTAC's agreements to assume PTO liability, PTNA was therefore able to continue to issue insurance policies in Florida.

68.    As a result of PTAC's agreements to assume PTO liability, between 2004 and 2008 PTNA issued over 700 additional long-term care policies in Florida, incurring projected liabilities of over $2.9 million to those insureds.

69.    PTAC accordingly is estopped from denying its obligation to pay PTNA the $521,396 of the PTO liability it assumed which it has not paid.

                70.    Because the amount of PTO liability which PTAC owes PTNA is a liquidated sum, the Rehabilitator is entitled to .prejudgment interest at 6% per annum.

WHEREFORE, the Rehabilitator demands judgment against defendant PTAC in an amount of $521,396, plus prejudgment interest at 6% per annum, together with. costs of suit.

Respectfully submitted,

/s/ James G. Colins
James G. Colins
James R. Potts
Virginia Lynn Hogben
Attorney I.D. Nos. 10089, 73704, 32378 COZEN O'CONNOR
1900 Market Street
Philadelphia, PA 19103 (215) 665-2000

Counsel for Plaintiff,
JOEL ARIO, Insurance Commissioner of
the Commonwealth of Pennsylvania as
Rehabilitator of PENN TREATY
NETWORK AMERICA INSURANCE
COMPANY

EXHIBIT A

Form 1139	Corporation Application for Tentative Refund
(Rev. August 2006)	See separate instructions.	OMB No. 1545-0582
Department of the Treasury
Internal Revenue Service	Do not file with the corporation’s income tax return—file separately.

Name PENN TREATY AMERICAN CORP., INC. & SUBS. LIFE/NONLIFE CONSOLIDATION				Employer Identification number 23-1664166
Number, street, and room or suite no. If a P.O. box, see instructions. 12829 WEST DODGE ROAD				Date of incorporation 05/31/1965
City or town, state, and ZIP code OMAHA		NE 68154		Daytime phone number 610-965-2222
1	Reason(s) for filing.See instructions—	a Net operating loss (NOL)	$ 15,289,577	c Unused general business credit			$
	attach computation	b Net capital loss	$	d Other			$
2	Return for year of loss, unused credit, or overpayment under section 1341(b)(1)	a Tax year ended 12/31/2008	b Date tax return filed 09/15/2009	c Service center where filed CINCINNATI, OH
3	If this application is for an unused credit created by another carryback, enter ending date for the tax year of the first carryback					N/A
4
Did a loss result in the release of a foreign tax credit, or is the corporation carrying back a general business credit that was released because of the release of a foreign tax credit (see instructions)? If “Yes,” the corporation must file an amended return to carry back the released credits
						[ ] Yes	[X] No
5a	Was a consolidated return filed for any carryback year or did the corporation join a consolidated group (see instructions)?					[x] Yes	[ ] No
b	If “Yes,” enter the tax year ending date and the name of the common parent and its EIN, if different from above (see instructions)
N/A
6a	If Form 1138 has been filed, was an extension of time granted for filing the return for the tax year of the NOL?					[ ] Yes	[ ] No
b	If “Yes,” enter the date to which extension was granted			c Enter the date Form 1138 was filed		N/A
d	Unpaid tax for which Form 1138 is in effect					$
7	If the corporation changed its accounting period, enter the date permission to change was granted					N/A
8	If this is an application for a dissolved corporation, enter date of dissolution					N/A
9	Has the corporation filed a petition in Tax Court for the year or years to which the carryback is to be applied?					[ ] Yes	[x] No
10	Does this application include a loss or credit from a tax shelter required to be registered? If “Yes,” attach Form(s) 8271					[ ] Yes	[x] No
Computation of Decrease in Tax See instructions.		3RD preceding tax year ended 12/31/05		2ND preceding tax year ended 12/31/06		1ST preceding tax year ended 12/31/07
Note: If only filing for an unused general business credit (line 1c), skip lines 11 through 15.		(a) Before carryback	(b) After carryback	(c) Before carryback	(d) After carryback	(e) Before carryback	(f) After carryback
11	Taxable income from tax return	5,158,544	5,158,544	NONE	NONE	NONE	NONE
12	Capital loss carryback (see instructions)
13	Subtract line 12 from line 11		5,158,544		NONE		NONE
14	NOL deduction (see instructions)		5,158,544
15	Taxable income. Subtract line 14 from line 13		0.00		NONE		NONE
16	Income tax	1,753,905		NONE	NONE
17	Alternative minimum tax			68,345	NONE	8,213	NONE
18	Add lines 16 and 17	1,753,905		68,345	NONE	8,213	NONE
19	General business credit (see instructions)
20	Other credits (see instructions)	324,650
21	Total credits. Add lines 19 and 20	324,650
22	Subtract line 21 from line 18	1,429,255		68,345	NONE	8,213	NONE
23	Personal holding company tax (Sch. PH (Form 1120))
24	Other taxes (see instructions)
25	Total tax liability. Add lines 22 through 24	1,429,255		68,345	NONE	8,213	NONE
26	Enter amount from “After carryback” column on line 25 for each year			NONE		NONE
27	Decrease in tax. Subtract line 26 from line 25	1,429,255		68,345		8,213
28	Overpayment of tax due to a claim of right adjustment under section 1341(b)(1) (attach computation)

Sign Here	Under penalties of perjury, I declare that I have examined this application and accompanying schedules and statements, and to the best of my knowledge and belief, they are true, correct, and complete

Keep a copy of
this application	Signature of officer	Date	Title
for your records.

Preparer Other	Name	PRICEWATERHOUSECOOPERS LLP	Date
Than Taxpayer	Address	PHILADELPHIA, PA 19103
For Paperwork Reduction Act Notice, see separate instructions.		Cat. No. 11170F	Form 1139 (Rev. 8-2006)

Form 1139	Corporation Application for Tentative Refund
(Rev. August 2006)	See separate instructions.	OMB No. 1545-0582
Department of the Treasury
Internal Revenue Service	Do not file with the corporation’s income tax return—file separately.

Name PENN TREATY AMERICAN CORP., INC. & SUBS. LIFE/NONLIFE CONSOLIDATION				Employer Identification number 23-1664166
Number, street, and room or suite no. If a P.O. box, see instructions. 12829 WEST DODGE ROAD				Date of incorporation 05/31/1965
City or town, state, and ZIP code OMAHA			NE 68154	Daytime phone number 610-965-2222
1	Reason(s) for filing.See instructions—	a Net operating loss (NOL)	$ 15,289,577	c Unused general business credit	$
	attach computation	b Net capital loss	$	d Other	$
2	Return for year of loss, unused credit, or overpayment under section 1341(b)(1)	a Tax year ended 12/31/2008	b Date tax return filed 09/15/2009	c Service center where filed CINCINNATI, OH
3	If this application is for an unused credit created by another carryback, enter ending date for the tax year of the first carryback			N/A
4
Did a loss result in the release of a foreign tax credit, or is the corporation carrying back a general business credit that was released because of the release of a foreign tax credit (see instructions)? If “Yes,” the corporation must file an amended return to carry back the released credits
				[ ] Yes	[X] No
5a	Was a consolidated return filed for any carryback year or did the corporation join a consolidated group (see instructions)?			[x] Yes	[ ] No
b	If “Yes,” enter the tax year ending date and the name of the common parent and its EIN, if different from above (see instructions)
N/A
6a	If Form 1138 has been filed, was an extension of time granted for filing the return for the tax year of the NOL?			[ ] Yes	[ ] No
b	If “Yes,” enter the date to which extension was granted		c Enter the date Form 1138 was filed	N/A
d	Unpaid tax for which Form 1138 is in effect			$
7	If the corporation changed its accounting period, enter the date permission to change was granted			N/A
8	If this is an application for a dissolved corporation, enter date of dissolution			N/A
9	Has the corporation filed a petition in Tax Court for the year or years to which the carryback is to be applied?			[ ] Yes	[x] No
10	Does this application include a loss or credit from a tax shelter required to be registered? If “Yes,” attach Form(s) 8271			[ ] Yes	[x] No
Computation of Decrease in Tax See instructions.		3rd preceding tax year ended 12/31/05		2ND preceding tax year ended 12/31/06		1ST preceding tax year ended 12/31/07
Note: If only filing for an unused general business credit (line 1c), skip lines 11 through 15.		(a) Before carryback	(b) After carryback	(c) Before carryback	(d) After carryback	(e) Before carryback	(f) After carryback
11	Taxable income from tax return			NONE	NONE	NONE	NONE
12	Capital loss carryback (see instructions)
13	Subtract line 12 from line 11
14	NOL deduction (see instructions)
15	Taxable income. Subtract line 14 from line 13
16	Income tax			NONE	NONE
17	Alternative minimum tax			161,522	80,761	91,087	NONE
18	Add lines 16 and 17			161,522	80,761	91,087	NONE
19	General business credit (see instructions)
20	Other credits (see instructions)
21	Total credits. Add lines 19 and 20
22	Subtract line 21 from line 18			161,522	80,761	91,087	NONE
23	Personal holding company tax (Sch. PH (Form 1120))
24	Other taxes (see instructions)
25	Total tax liability. Add lines 22 through 24			161,522	80,761	91,087	NONE
26	Enter amount from “After carryback” column on line 25 for each year			80,761		NONE
27	Decrease in tax. Subtract line 26 from line 25			80,761		91,087
28	Overpayment of tax due to a claim of right adjustment under section 1341(b)(1) (attach computation)

Sign Here	Under penalties of perjury, I declare that I have examined this application and accompanying schedules and statements, and to the best of my knowledge and belief, they are true, correct, and complete

Keep a copy of
this application	Signature of officer	Date	Title
for your records.

Preparer Other	Name		Date
Than Taxpayer	Address
For Paperwork Reduction Act Notice, see separate instructions.		Cat. No. 11170F	Form 1139 (Rev. 8-2006)

EXHIBIT B

RUN DATE: FEB 24, 2010   - 12:27 PH                            PTAC GAAP AJUSTMENTS

GENERAL LEDGER TRIAL BALANCE - DETAIL

RANGES:	PERIOD 01/01/2003 TO 12/31/2005
ACCTS 2007000000-00-0000-000000-00 THRD 2007000000-00-0000-000000-00
WITH TRANSACTIONS SORTED BY POST DATE
FOR ALL FINANCIAL ENTITIES
SUB-TOTALS BY PERIOD WILL NOT PRINT
ZERO DOLLAR AMOUNTS WILL NOT SHOW
FULL SUNDRY FIELD WILL NOT PRINT

ACCOUNT-NO	DESCRIPTION	BEGINNING	TOTAL	TOTAL	NET	ENDING
		BALANCE	DEBITS	CREDITS	CHANGE	BALANCE
2007000000-00-0000-000000-00	Accounts Payable	91,199.00 CR	15,976,443.00	16,564,343.00	587,900.000 CR	679,099.00 CR

POST DATE	DR-AMOUNT	CR-AMOUNT	RUNNING-BALANCE		SOURCE SUSPENSE	REFERENCE	DESCRIPTION	BATCH	SUNDRY
01/01/2003	66,667.00		24,532.00	CR	GJE		RESERVE FOR ALLRISK LAWSUIT	MLG031003A
01/02/2003		66,667.00	91,199.00	CR	GJE		REVERSE PRIOR YEAR REVERSAL	CAK041003C
06/30/2003		867,719.00	958,918.00	CR	GJE		ACC INT PAYABLE EXCH 2008 NOTE	MLG072403A
06/30/2003		424,777.00	1,386,695.00	CR	GJE		ACC INT PAYABLE NEW 2008 NOTE	MLG072403A
07/01/2003	867,719.00		518,976.00	CR	GJE		ACC INT PAYABLE EXCH 2008 NOTE	MLG072403A
07/01/2003	427,777.00		91,199.00	CR	GJE		ACC INT PAYABLE NEW 2008 NOTE	MLG072403A
09/30/2003		1,496,759.00	1,587,958.00	CR	GJE		ACC INT PAYBL EXCH 2008 NOTES	MLG102003A
09/30/2003		867,719.00	2,455,677.00	CR	GJE		EXCHANGE NOTES 2QREV REVERSAL	MLGL02303A
09/30/2003		427,777.00	2,883,454.00	CR	GJE		NEW NOTES 2Q REV REVERSAL	MLG102303A
10/01/2003	1,496,759.00		1,386,695.00	CR	GJE		ACC INT PAYBL EXCH 2008 NOTES	MLG102003A
10/01/2003	867,719.00		518,976.00	CR	GJE		EXCHANGE NOTES 2Q REV REVERSAL	MLG102303A
10/01/2003	427,777.00		91,199.00	CR	GJE		NEW NOTES 2Q REV REVERSAL	MLG102303A
10/31/2003		345,000.00	436,199.00	CR	GJE		ACCRUED EXPENSES	CAK121703V
10/31/2003		564,778.00	1,000,977.00	CR	GJE		ACCRUE PAID INT PAY 2008 NOTES	MEG121703A
11/01/2003	345,000.00		655,977.00	CR	GJE		ACCRUED EXPENSES	CAK121703V
11/30/2003		345,000.00	1,000,977.00	CR	GJE		ACCRUED EXPENSES	CAK121703W
11/30/2003		395,072.00	1,396,049.00	CR	GJE		ACCRUE INT PAY ON EX 2008 NOTE	MLG121703A
12/01/2003	345,000.00		1,051,049.00	CR	GJE		ACCRUED EXPENSES	CAK121073W
12/31/2003		240,488.00	1,291,537.00	CR	GJE		REC ACC INT PAY ON EXCH 08 NTS	BAJ012904X
12/31/2003		484,255.00	1,775,792.00	CR	GJE		ALLOCATION OF SALARY	CAK030104B
12/31/2003		900.00	1,776,692.00	CR	GJE		ADJUST CONVERT DEBT INT	CAK030304C
03/31/2004		1,464,021.00	3,240,713.00	CR	GJE GENERAL		TO REC ACR INT PAY ON 2008 NTS	LKO42104P
03/31/2004		103,645.00	3,344,358.00	CR	GJE		REC ACCRUED PTO	BAW050204R
06/30/2004		1,074,775.00	4,419,133.00	CR	GJE		ACCRUED INT PAYBL ON 08 NOTES	MLGO72204A
06/30/2004	2,838,804.00		1,580,329.00	CR	GJE		TO REMOVE CASH INTER. FROM G/L	MMB081004A
07/01/2004	1,074,775.00		505,554.00	CR	GJE		ACCRUED INT PAYBL ON 08 NOTES	MLG072204A
07/02/2004		185,339.00	690,893.00	CR	GJE		REC ACCRUED INT PAY 08 NOTES	MMB102604A
09/30/2004		2,337,719.00	3,028,612.00	CR	GJE		REC ACCRUED INT PAY 08 NOTES	MMB101404A
10/01/2004	2,337,719.00		690,893.00	CR	GJE		REC ACCRUED INT PAY 08 NOTES	MMB101404A
12/31/2004		1,311,038.00	2,001,931.00	CR	GJE		REC ACCRU INT PAYABLE 08 NOTES	MMB011705A
12/31/2004	221,914.00		1,780,017.00	CR	GJE		ADJ ACCRUAL – INT PAY ON NOTES	MMB031805A
3/31/2005		1,316,459.00	3,096,476.00	CR	GJE		REC ACCRUED INT PAYABLE 08 NOTE	MMB050905B
6/30/2005	2,389,312.00		707,164.00	CR	GJE		REC CONVERSION OF INTEREST-DEC	MMB072505A
6/30/2005		1,209,076.00	1,916,240.00	CR	GJE		REC ACCRUED INT PAY 08 NOTES	MMB072505B
6/30/2005	223,086.00		1,693,154.00	CR	GJE		ADJACCRUED INT PAYABLE	BAW081705I
9/30/2005		208,397.00	1,901,551.00	CR	GJE		REC ACCRU INT PAYABLE 08 NOTES	MMB100705A
9/30/2005		777,000.00	2,678,551.00	CR	GJE		REC INT PAYABLE – 2008 NOTES	MMB101305B
9/30/2005		11,513.00	2,690,064.00	CR	GJE		REC ACCRU INT PAYABLE 08 NOTES	MMB101805A
9/30/2005		35,450.00	2,725,514.00	CR	GJE		RECORD INT TO BE PAID IN CASH	MMB102005A

RUN DATE: FEB 24, 2010   - 12:27 PH                            PTAC GAAP AJUSTMENTS

GENERAL LEDGER TRIAL BALANCE - DETAIL

ACCOUNT-NO	DESCRIPTION	BEGINNING	TOTAL	TOTAL	NET	ENDING
		BALANCE	DEBITS	CREDITS	CHANGE	BALANCE

2007000000-00-0000-000000-00 Accounts Payable
POST DATE	DR-AMOUNT	CR-AMOUNT	RUNNING-BALANCE		SOURCE SUSPENSE	REFERENCE	DESCRIPTION	BATCH	SUNDRY
12/31/2005	35,450.00		2,690,064.00	CR	GJE		REVERSE ACCRUAL SET UP FOR SEP	MMB010706A
12/31/2005	2,010,965.00		679,099.00	CR	GJE		REVERSE ACCRUAL	MMB012406H

	GRAND TOTALS:		91,199.00 CR		15,976,443.00		16,564,343.00	587,900.00 CR	679,099.00 CR

RUN DATE: FEB 24, 2010   - 12:28 PH                         PENN TREATY AMERICAN CORPORATION

GENERAL LEDGER TRIAL BALANCE-DETAIL

RANGES:	PERIOD 01/01/2003 TO 12/31/2005
ACCTS 2007000000-00-0000-000000-00 THRD 2007000000-00-0000-000000-00
WITH TRANSACTIONS SORTED BY POST DATE
FOR ALL FINANCIAL ENTITIES
SUB-TOTALS BY PERIOD WILL NOT PRINT
ZERO DOLLAR AMOUNTS WILL NOT SHOW
FULL SUNDRY FIELD WILL NOT PRINT

ACCOUNT-NO	DESCRIPTION	BEGINNING	TOTAL	TOTAL	NET	ENDING
		BALANCE	DEBITS	CREDITS	CHANGE	BALANCE
2007000000-00-0000-000000-00	Accounts Payable	1,011,409.89 CR	3,636,447.04	2,670,363.15	966,083.89	45,326.00 CR

POST DATE	DR-AMOUNT	CR-AMOUNT	RUNNING-BALANCE	SOURCE SUSPENSE	REFERENCE	DESCRIPTION		BATCH	SUNDRY
01/29/2003	109,246.61		902,163.28 CR	GJE		REVERSE BALLARD SPAHR ACCRUAL		MLG031003B
01/29/2003	34,600.00		867,563.28 CR	GJE		RECODE PWC INVOICE		MLG032003B
02/12/2003	9,413.30		858,149.98 CR	AP	707874	INV:014104A	CHK:0000002956	AP02132003	ADP INVESTOR COM
02/19/2003	101,370.79		756,779.19 CR	AP	001P1406	INV:169349A	CHK:0000002959	AP021903A	MERRIL COMMUNICA
03/31/2003		1,553,043.90	2,309,823.09 CR	GJE		debt interest		MEG041603A
3/31/2003		841,560.00	3,151,383.09 CR	GJE		ACC EXP 1ST QTR 2003		DJB042103D
3/31/2003	1,000.00		3,150,383.09 CR	GJE		SPLIT BALLARD MARCH BILL		MLG042203A
04/01/2003	841,560.00		2,308,823.09 CR	GJE		ACC EXP EXP 1st QTR 2003		DJB042103D
04/01/2003		1,000.00	2,309,823.09 CR	GJE		SPLIT BALLARD MARCH BILL		MLG042203A
06/30/2003	756,779.19		1,553,043.90 CR	GJE		REV 1Q CONV DEBT INT ACC		BAJ072403B
6/30/2003	1,553,043.90		.00	GJE		REV 1Q CONV DEBT INT ACC		BAJ072403B
3/31/2004		11,616.00	11,616.00 CR	GJE		ACCRUED EXP – 1st QTR 2004		BAW050204J
3/31/2004		3,104.25	14,720.25	GJE		ACCRUED EXP – 1st QTR 2004		BAW050204J
04/01/2004	11,616.00		3,104.25 CR	GJE		ACCRUED EXP – 1st QTR 2004		BAW050204J
12/31/2004		14,713.00	17,817.25 CR	GJE		ACCRUED EST EXP 4th QTR 2004		MMB012105A
12/31/2004	3,104.25		14,713.00 CR	GJE		REVERSE 1st QTR ACCRUAL		MLG031105A
01/01/2005	14,713.00		.00	GJE		ACCRUED EST EXP 4th QTR 2004		MMB012105A
3/31/2005		133,332.00	133,332.00 CR	GJE		DEPOSIT ACCOUNT		DMB041105A
3/31/2005		111,994.00	245,326.00 CR	GJE		REC ENTRY ACCRUED PTO EMPLOYEE		MMB051605A
04/30/2005	200,000.00		45,326.00 CR	INVEST		CUSTODIAL ACCOUNT APRIL, 2005		MMB060105A

	GRAND TOTALS:		1,011,409.89 CR	3,636,447.04		2,670,363.15		966,083.89	45,326.00 CR

EXHIBIT C

PENN TREATY AMERICAN CORPORATION
AFFILIATED TAX SHARING AGREEMENT

This tax sharing agreement ("the Agreement"), is entered into this 6th day of June 2001, by and between Penn Treaty American.Corporation ("PTA"} and its subsidiary corporations, including .Penn, Treaty Network America Insurance Company ("PTNA"), American Network Insurance Company "ANIC"), Penn Treaty (Bermuda), Ltd., ("PTB"), Senior Financial Insurance Company ("SFC"),United Insurance Group, Inc. ("UIG"), and Network Insurance Senior Health Insurance Division ("NISHD") (collectively "the Affiliates" if including PTA and otherwise "the Subsidiaries").

This Agreement shall apply to all fiscal tax years, beginning with the 2001 fiscal period, which return or extension request is due on or before March 15, 2002.

This Agreement shall constitute the basis of tax payments made by the Subsidiaries, if filing a consolidated return with PTA, as defined by the Internal Revenue Service. The Subsidiaries shall make payments to PTA, as required, in an amount equal to the tax provision required as if the Subsidiaries were not a member of the controlled group. Such tax provision, and payment, shall be calculated at the current statutory rate.

At PTA's discretion, the Subsidiaries may be entitled to calculate and receive credit for any tax benefit or expense resulting from any. credits or expenses arsing as a result of inclusion in the controlled group, including but not limited to small life deductions, the use of parent company net operating losses, goodwill exclusion, DAC tax, and temporary differences.

Applicable payments shall be made by the Subsidiaries to PTA when the tax liability is recorded by the Subsidiary, or at any time upon the request of PTA, but in no event later than when required for the timely submission of tax deposits.

Any tax payment made by the Subsidiaries to PTA, which is later determined to b unnecessary to or remains unpaid, shall be promptly refunded to Subsidiaries as soon as practicable.

UIG, SFC, and NISHD, at PTA's discretion, shall make tax payments to PTA only upon PTA's request.

PTA

(x) /s/ Cameron B. Waite

Subsidiaries

(x) /s/ Michael F. Grill

VERIFICATION

I, Robert L. Robinson, am the Chief Rehabilitation Officer of Penn Treaty Network America Insurance Company, and am authorized to make this Verification on behalf of Joel Ario, Insurance Commissioner of the Commonwealth of Pennsylvania, acting in his official capacity as Statutory Rehabilitator of Penn Treaty Network America Insurance Company. I hereby verify that the facts set forth in the foregoing Complaint are true and correct to the best of my knowledge, information and belief I understand that this Verification is made subject to the penalties of 18 P.S. §4904 relating to unworn falsifications to authorities.

/s/ Robert L. Robinson

Date: May 7, 2010